SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2002

HearMe

(Exact name of registrant as specified in its charter)

000-25399

(Commission File Number)

Delaware	94-3217317
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

c/o Burr, Pilger & Mayer LLP

600 California Street, Suite 1300

San Francisco, California  94108

(Address of principal executive offices, with zip code)

(415) 421-5757

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On July 9, 2002, HearMe announced its intention to cease filing periodic reports with the Securities and Exchange Commission (the “SEC”) under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended.  HearMe does not intend to file quarterly reports on Form 10-Q or annual reports on Form 10-K with the SEC, but will continue to disclosure material events by filing current reports on Form 8-K with the SEC.

For further information, please see the press release dated July 9, 2002 announcing the Company’s decision, which is filed herewith as Exhibit 99.1 and incorporated by reference into this Item 5.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

                99.1                         Press Release.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearMe
(Registrant)

Date:	July 10, 2002	By:	/s/ Stephen Mayer
Stephen Mayer
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release.